UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Date of report) December 27, 2024

(Date of earliest event reported) December 27, 2024

ONE Gas, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-36108	46-3561936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 East Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 947-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	OGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 27, 2024, ONE Gas, Inc. (the “Company”) entered into amendments (the “Amendments”) to the forward sale agreements (the “Forward Sale Agreements”), dated as of September 11, 2023 and September 15, 2023, respectively, between the Company and Bank of America, N.A. (the “Forward Purchaser”), to provide for a December 31, 2025 settlement date (or such earlier time as may be selected by the Company, subject to the terms of the Forward Sale Agreement) for all shares of the Company’s common stock, par value $0.01 per share (the “common stock”) thereunder.

The above summary of the Amendments does not purport to be complete and is qualified in its entirety by the Amendments, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2 and incorporated by reference herein.

Item 8.01	Other Events.

Pursuant to the terms of the Forward Sale Agreements, as amended by the Amendments, the Company expects to settle and issue 2,234,000 shares of common stock on before December 27, 2024.

Pursuant to the terms of the Master Forward Confirmation, dated as of February 24, 2023, and the Supplemental Confirmation thereto dated July 17, 2023, between the Company and RBC Capital Markets, LLC, as agent for Royal Bank of Canada, the Company expects to settle and issue 926,465 shares of common stock on before December 27, 2024.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

10.1	Amendment dated as of December 27, 2024, to Confirmation of Forward Sale Transaction, dated as of September 11, 2023, between ONE Gas, Inc. and Bank of America, N.A.

10.2	Amendment dated as of December 27, 2024, to Confirmation of Forward Sale Transaction, dated as of September 15, 2023, between ONE Gas, Inc. and Bank of America, N.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONE Gas, Inc.

Date: December 27, 2024	By:	/s/ Christopher P. Sighinolfi
Christopher P. Sighinolfi
Officer Senior Vice President and Chief Financial

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